Notes Payable	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Notes Payable

11.    NOTES PAYABLE

On November 28, 2012, the Company issued and sold publicly two tranches of unsecured senior notes: (i) an aggregate principal amount of US$750.00 million which will mature on November 28, 2017 (the “2017 Notes”), and (ii) an aggregate principal amount of US$750.00 million which will mature on November 28, 2022 (the “2022 Notes”). On August 6, 2013, the Company issued and sold publicly another tranche of unsecured senior notes with an aggregate principal amount of US$1.00 billion which will mature on August 6, 2018 (the “2018 Notes”). On June 9, 2014, the Company issued and sold publicly the fourth tranche of unsecured senior notes with an aggregate principal amount of US$1.00 billion which will mature on June 9, 2019 (the “2019 Notes”). The 2017 Notes, 2018 Notes, 2019 Notes and 2022 Notes are collectively referred to as the “Notes”.

The 2017 Notes bear interest at the rate of 2.25% per annum and the 2022 Notes bear interest at the rate of 3.50% per annum. Interests are payable semi-annually in arrears on and of each year, beginning on May 28, 2013. The 2018 Notes bear interest at the rate of 3.25% per annum. Interests are payable semi-annually in arrears on and of each year, beginning on February 6, 2014. The 2019 Notes bear interest at the rate of 2.75% per annum. Interests are payable semi-annually in arrears on and of each year, beginning on December 9, 2014. At maturity, the Notes are payable at their principal amount plus accrued and unpaid interest thereon.

The net proceeds from the Notes, which will be used for general corporate purposes, were RMB9.33 billion, RMB6.11 billion and RMB6.19 billion (US$0.99 billion) for the years ended December 31, 2012, 2013 and 2014, respectively.

The Notes do not contain any financial covenants or other significant restrictions. In addition, the Notes are unsecured and rank lower than any secured obligation of the Group and have the same liquidation priority as any other unsecured liabilities of the Group, but senior to those expressly subordinated obligations, if any. The Company may, at its discretion, redeem all or any portion of the Notes at any time, at the principal amount plus any unpaid interest. As of December 31, 2014, the Company does not intend to redeem any portion of the Notes prior to the stated maturity dates. The Company has the obligation to redeem the Notes if a change in control occurs as defined in the indenture of the Notes.

The Notes were issued at a discount amounting to RMB62.84 million (US$10.13 million). The issuance costs of RMB109.63 million (US$17.67 million) were capitalized in other non-current assets on the consolidated balance sheets. Both the discount and the issuance costs are amortized as interest expense using the effective interest rate method through the maturity dates of the Notes. The effective interest rate was 2.36%, 3.39%, 3.00% and 3.59% for the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2022 Notes, respectively.

The following table summarizes the aggregate required repayments of the principal amounts of the Company’s long-term debts, including the notes payable and loans payable (Note 10), in the succeeding five years and thereafter:

	RMB	US$
	(In thousands)
For the years ending December 31,
2015	2,171,610	350,000
2016	930,690	150,000
2017	5,584,140	900,000
2018	6,204,600	1,000,000
2019	6,204,600	1,000,000
Thereafter	4,653,450	750,000